Discontinued Operation	12 Months Ended
Dec. 31, 2023
Discontinued Operation [Abstract]
Discontinued operation

Note 4 - Discontinued operation

In October 2021, the Company agreed, together with its then U.S distributor for Consensi (an FDA approved fixed-dose combination drug treatment intended for the treatment of osteoarthritis pain and for hypertension, hereinafter “Consensi”), Coeptis Pharmaceuticals Inc., to terminate the distribution agreement. Despite the Company’s efforts to identify an alternative distributor for Consensi in the United States., the Company concluded that commercialization of Consensi, both in the U.S market and elsewhere, is not likely to generate significant revenue and achieve profitability in the near term. In order to reduce the expenses involved in maintaining the product, it was concluded to discontinue Consensi activities and to allocate the funds to the Company’s core oncology activities. In parallel, the agreements with Kuhnil Pharmaceuticals Inc.’s for the territory of South Korea and Hebei Changshan Biochemical Pharmaceutical Co., Ltd. for the territory of China were terminated. Consensi represented a separate major line of business. Discontinuation also included inventory write off. Consequently, the Company reported Consensi as a discontinued operation and as of December 31, 2021 has one operating segment- oncology.

2021
USD thousands
Results of discontinued operation
Revenue	-
Expenses	642
Loss for the year	642

Loss for the year attributable to the owners of the Company:
From continuing operations	17,826
From discontinued operation	642

Loss per share – Discontinued operation
Basic & diluted loss per ADS – USD	0.04

Cash flows from discontinued operation
Net cash used in operating activities	(374)